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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           October 2, 2000
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                           FRISCH'S RESTAURANTS, INC.
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             (Exact name of registrant as specified in its charter)

                                      OHIO
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         (State or other jurisdiction of incorporation or organization)

              1-7323                                   31-0523213
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     (Commission File Number)              (I.R.S. Employer Identification No.)

   2800 GILBERT AVENUE, CINCINNATI, OHIO                              45206
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 (Address of principal executive offices)                          (Zip Code)

 Registrant's telephone number, including area code         513-961-2660
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Item 5.    Other Events.

              See attached press release.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           FRISCH'S RESTAURANTS, INC.
                                           --------------------------
                                                   (registrant)


DATE   October 5, 2000
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                                           BY     /s/ DONALD H. WALKER
                                             -------------------------
                                                    Donald H. Walker
                                              Vice President - Finance and
                                              Principal Financial Officer

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Company Contact:
Donald H. Walker                               Bill Roberts, CTC
Vice President-Finance and CFO                 (937) 434-2700
Frisch's Restaurants, Inc.                     Ken Paneral, CTC
(513) 559-5202                                (847) 729-8521

FOR IMMEDIATE RELEASE

           Frisch's Announces Renewal of Its Stock Repurchase Program

Cincinnati, OH--October 2, 2000 Frisch's Restaurants, Inc. (American Stock
Exchange: FRS) announced today that the Company's board of directors has approved a program to repurchase up to 500,000 shares of its common stock. The program replaces a similar plan that expired today. Purchases will be made on the open market from time to time within the next two years.

 "Our previous stock repurchase program provided our long-term shareholders an excellent return on their investment," said Craig F. Maier, president and CEO. "We continue to believe that the true value of Frisch's stock is not being reflected in its share price. The earnings potential and relative equity value in comparison to book value of the stock continues to make its repurchase one of the best investments the Company can make at this time."

Frisch's Restaurants, Inc. operates 88 family-style restaurants under the name of Frisch's Big Boy in Indiana, Kentucky and Ohio and licenses another 37 restaurants to other Big Boy operators. The Company also operates seven Golden Corral restaurants and intends to own and operate a total of 40 in the Cincinnati, Cleveland, Dayton, Louisville and Toledo markets. In addition, the Company operates the two hotels mentioned above in metropolitan Cincinnati where it is based. Frisch's has recorded positive net earnings for all 40 years the Company has been public and has paid 159 consecutive quarterly dividends.

Statements contained in this press release which are not historical facts are forward looking statements as that item is defined in the Private Securities Litigation Act of 1995. Such forward looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company's filings with the Securities and Exchange Commission.